UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 22, 2000


                        DALLAS SEMICONDUCTOR CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                   1-10464                   75-1935715
(State or other jurisdiction    (Commission File            (IRS Employer
      of incorporation)             Number)              Identification No.)

4401 SOUTH BELTWOOD PARKWAY, DALLAS, TEXAS                              75244
--------------------------------------------------------------------------------

(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (972) 371-4000


                                (NOT APPLICABLE)
(Former name or former address, if changed since last report)









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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Pursuant to Item 4(b) of Form 8-K, the registrant hereby reports that, on March 22, 2000, the Audit Committee of the Board of Directors of the registrant selected KPMG, LLP to audit the consolidated financial statements of the registrant for the 2000 fiscal year. Ernst & Young LLP audited the registrant's consolidated financial statements for the 1998 and 1999 fiscal years. The acceptance by KPMG, LLP of the engagement is subject to the finalization of its standard prospective client evaluation procedures.

         None of the other reportable events listed in Item 304(a)(1) or Item 304(a)(2) of Regulation S-K has occurred.

         Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided Ernst & Young LLP with a copy of this Form 8-K and has requested Ernst & Young LLP to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which Ernst & Young LLP does not agree with such statements. Ernst & Young LLP's response letter is filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DALLAS SEMICONDUCTOR CORPORATION


Date: March 22, 2000                        By:       /s/ Joseph R. Monroe
                                                      --------------------------
                                                      Joseph R. Monroe
                                                      Controller